UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 North Pepper Road, Lake Barrington, IL      60010

(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code          (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 1.01 – Entry in to a Material Definitive Agreement

On April 12, 2013, Registrant entered into Amendment No. 4 to Credit Agreement (“Credit Agreement Amendment”) with BMO Harris Bank N.A., a national banking association (“BMO Harris”) and Amendment No. 1 to Note and Warrant Purchase Agreement (“Note and Warrant Agreement Amendment”) with BMO Private Equity (U.S.), Inc., a Delaware corporation (“BMO Equity”).

In the Credit Agreement Amendment, BMO Harris waived certain defaults as of December 31, 2012 and March 31, 2013 by Registrant with respect to financial covenants relating to the Senior Leverage Ratio and the Total Leverage Ratio contained in the Credit Agreement among Registrant and BMO Harris dated April 29, 2010. The Credit Agreement was amended (i) to modify the Senior Leverage Ratio and Total Leverage Ratio requirements for the fiscal quarter ending June 30, 2013 and each quarter thereafter during the term of the Credit Agreement and (ii) to modify the definitions of EBITDA and Total Funded Debt in the Credit Agreement. The Credit Agreement Amendment also provides for Registrant to pay a fee of $20,000 as consideration for the waiver and the amendments to the Credit Agreement.

Also, the Subordinated Creditors of Registrant (John H. Schwan and Stephen M. Merrick) entered into an Amended and Restated Subordination Agreement with BMO Harris regarding the terms of subordination of debt of Registrant owed to them.

In the Note and Warrant Agreement Amendment, BMO Equity waived certain defaults as of December 31, 2012 and March 31, 2013 by Registrant with respect to financial covenants relating to the Senior Leverage Ratio and Total Leverage Ratio contained in the Note and Warrant Purchase Agreement dated as of July 17, 2012 among Registrant and BMO Equity. The Note and Warrant Purchase Agreement was amended (i) to modify the Senior Leverage Ratio and Total Leverage Ratio requirements for the fiscal quarter ending June 30, 2013 and for each fiscal quarter thereafter during the term of the Note and Warrant Purchase Agreement and (ii) to modify the definitions of EBITDA and Total Funded Debt in the Note and Warrant Purchase Agreement. The Note and Warrant Agreement Amendment also provides for Registrant to pay a fee of $12,500 as consideration for the waiver and the amendment to the Note and Warrant Purchase Agreement.

Also, the Subordinated Creditors of Registrant (John H. Schwan and Stephen M. Merrick) entered into an Amended and Restated Subordination Agreement with BMO Equity regarding the terms of subordination of debt of Registrant owed to them.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation (Registrant)

Date: April 16, 2013	By:	/s/ Stephen M. Merrick
Stephen M. Merrick President

3